UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 6, 2003

FIRST CENTURY BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

West Virginia	0-11671	55-0628089
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

500 Federal Street, Bluefield, WV	24701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (304) 325-8181

(Former name or former address, if changed since last report) Not applicable

FIRST CENTURY BANKSHARES, INC.

FORM 8-K

Item 5. Other Events

Enclosed is the text of the official press release announcing earnings for First Century Bankshares, Inc. for the period ended December 31, 2002.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1	Press release announcing earnings for the period ended December 31, 2002 for First Century Bankshares, Inc.

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)	First Century Bankshares, Inc.

	By:	/s/ J. Ronald Hypes
J. Ronald Hypes, Treasurer
(Principal Accounting and Financial Officer)

	Date:	February 6, 2003

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